UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2019

Newgioco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2019, the board of directors (the “Board”) of Newgioco Group, Inc. (the “Company”) elected Richard Cooper to serve as a member of the Board. The appointment, which is effective immediately, means that the size of the Board will be six members. Mr. Cooper will serve until such time as his successor is duly elected and qualified, or until his earlier resignation or removal. Mr. Cooper will not initially serve on any committee of the Board.

There are no family relationships between Mr. Cooper and any of the Company’s directors or executive officers and Mr. Cooper has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described below, there were no arrangements or understandings by which Mr. Cooper was named as a member of the Board.

It is anticipated that Mr. Cooper will receive the Company’s standard compensation as a non-employee director of $60,000 a year in cash payable in quarterly installments, commencing September 1, 2019

A copy of the press release issued by the Company announcing the election of Mr. Cooper to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1.

In addition, on August 29, 2019, the Company issued as compensation for performance to each of Michele Ciavarella, its Chief Executive Officer, Alessandro Marcelli, its Vice President of Operations, Luca Pasquini, its Vice President of Technology, Gabriele Peroni, its Vice President Business Development, Franco Salvagni, its Vice President of Land-based Operations and Beniamino Gianfelici, its Vice President Regulatory Affairs, options to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.35 per share, vesting monthly on a pro rata basis over 48 months commencing September 29, 2019 and expiring ten years after the date of grant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Newgioco Group, Inc. Press Release dated September 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2019	Newgioco Group, Inc.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Newgioco Group, Inc. Press Release dated September 3, 2019